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                       THIRD LEASE MODIFICATION AGREEMENT

     THIRD LEASE MODIFICATION AGREEMENT made as of this ____ day of May, 1996, between Clemons Properties Partners, as Agent, with offices at 708 Third Avenue, New York New York, (hereinafter referred to as "Landlord") and Video Broadcasting Corporation, a Delaware corporation with offices at 708 Third Avenue, New York, New York, (hereinafter referred to as "Tenant").

                              W I T N E S S E T H:

     WHEREAS, by lease dated the 21st day of September, 1994 (the "Lease") Landlord leased to Tenant the tenant occupancy area on the ninth (9th) floor (the "Exhibit A Premises"), in the Building known as 708 Third Avenue in the Borough of Manhattan, City and State of New York, as shown on the plan annexed to the Lease as Exhibit A, as indicated by cross hatching, for a term commencing February 3, 1995 and ending February 2, 2005; and

     WHEREAS, as of the ____ day of December, 1995 Landlord and Tenant entered into a First Lease Modification Agreement to the Lease; and

     WHEREAS, as of the 4th day of March, 1996, Landlord and Tenant entered into a Second Lease Modification Agreement to the Lease enlarging the Demised Premises, as shown on the Plan annexed hereto as Exhibit A-1; and

     WHEREAS, Landlord and Tenant desire to further modify the Lease.

     NOW, THEREFORE, the parties hereto for good and valuable considerations, hereby agree to further modify the Lease as follows:

     1. Enlargement of the Leased Premises. The Granting Clause of the Lease is hereby amended to provide that Tenant hereby hires from Landlord the premises on the ninth (9th) floor in the Building, as shown on the floor plans annexed hereto as Exhibit A-2 and Exhibit A-3 and, indicated by cross hatching (and referred to collectively as the "Exhibit A-2 and Exhibit A-3 Premises" and individually as the "Exhibit A-2 Premises" and the "Exhibit A-3 Premises"). The Exhibit A, A-1, A-2 and A-3 Premises are hereinafter collectively referred to as the "Demised Premises".
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     2. Preparation of the Exhibit A-2 and Exhibit A-3 Premises.

          A. The Exhibit A-2 Premises shall be prepared for Tenant's occupancy by OESTREICHER CONSTRUCTION CORPORATION ("OCC") as Tenant's General Contractor, at Tenant's sole cost and expense. The installations, facilities, materials and work to be installed and performed in the Exhibit A-2 Premises shall be hereinafter referred to as "Tenant's Work". Landlord agrees to contribute the sum of Eighteen Thousand Six Hundred and Ninety Dollars and 00/100 ($18,690.00) towards the cost of Tenant's Work ("Landlord's Construction Allowance"). Payment shall be made against invoices for work performed within twenty (20) days after receipt by Landlord of such invoices. Tenant shall submit to Landlord, for Landlord's approval, on or before May 3, 1996, plans reflecting Tenant's Work to be performed in the Exhibit A-2 Premises ("Tenant's Plans"). Tenant shall pay any cost for Tenant's Work in the Exhibit A-2 Premises in excess of Landlord's Construction Allowance. OCC shall perform Tenant's Work based on commercially competitive charges and in accordance with Tenant's Plans and shall obtain competitive bids from subcontractors. The Exhibit A-2 Premises shall be deemed ready for occupancy when OCC shall have substantially completed Tenant's Work in the Exhibit A-2 Premises in accordance with Tenant's Plans and shall have given five (5) days' notice to Tenant to such effect (the "Substantial Completion Date"). OCC's work in the Exhibit A-2 Premises shall be deemed substantially completed notwithstanding the fact that minor insubstantial details of construction, mechanical adjustment or decoration remain to be performed, the non-completion of which does not materially interfere with Tenant's use of the Exhibit A-2 Premises.

          B. Tenant shall accept possession of the Exhibit A-3 Premises in "as is" condition.

     3. Fixed Rent. The Granting Clause of the Lease is hereby amended to provide that commencing June 1, 1996, the fixed rent payable by Tenant for the Demised Premises through September 30, 1996 shall be Four Hundred Forty Thousand Four Hundred Eighty-Six Dollars and 25/100 ($440,486.25) including Thirty-Eight Thousand Three Hundred Fifty-One Dollars


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and 25/100 ($38,351.25) for the value of electricity provided to the Demised
Premises; and the fixed rent payable for the Demised Premises for the period October 1, 1996 through February 2, 2000 shall be at the rate of Three Hundred Eighty-Two Thousand Seven Hundred Sixty-Nine Dollars and 25/100 ($382,769.25) including Thirty-Eight Thousand Nine Hundred Sixty-Nine Dollars and 25/100 ($38,969.25) for the value of electricity provided to the Demised Premises; and the fixed rent payable for the Demised Premises commencing February 3, 2000 through February 2, 2005 shall be Four Hundred Ten Thousand Sixty-Nine Dollars and 25/100 ($410,069.25) including Thirty-Eight Thousand Nine Hundred Sixty-Nine Dollars and 25/100 ($38,969.25) for the value of electricity provided to the Demised Premises.

     4. Adjustment of Rent. Article 38A and Article 38B of the Lease are amended as follows:

          A. For the period June 1, 1996 through September 30, 1996:

             (i) the Demised Premises (which are comprised from approximately 15,000 square feet) shall be divided into six portions as follows: Portion 1 comprised of 4,275 square feet, Portion 2 comprised of 1,305 square feet, Portion 3 comprised of 4,640 square feet; Portion 4 comprised of 2,985 square feet, Portion 5 comprised of 445 square feet; and Portion 6 comprised of 1,350 square feet.

            (ii) the term "Present Taxes" for Portion 1 shall mean taxes imposed on the Real Property for the fiscal year from July 1, 1986 through June 30, 1987;


           (iii) the term "Present Taxes" for Portion 2 shall mean taxes imposed on the Real Property for fiscal year July 1, 1992 through June 30, 1993;

            (iv) the term "Present Taxes" for Portions 3, 4, 5 and 6 shall mean taxes imposed on the real property for the fiscal year from July 1, 1994 through June 30, 1995;

             (v)  the percentage multiplier as set forth in Article 38A and
                  Article 38B for Portion 1 shall be 1.464%; for Portion 2 shall be .447%; for Portion 3 shall be 1.191%; for Portion 4 shall be .894%; for the Portion 5 shall be .101%, and for Portion 6 shall be .394%.

            (vi) the "Base Year for Operating Costs" pursuant to Article 38B shall be 1986 for Portion 1; 1992 for Portion 2; and, 1995 for Portions 3, 4, 5 and 6.


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          B. For the period from October 1, 1996 through the Expiration Date:

             (i) the percentage multiplier of 4.097% shall be applicable (this percentage does not include .394% for Portion 6); and,

             (ii) the term "Present Taxes" for the Demised Premises shall mean
                  Taxes imposed on the Real Property for fiscal year July 1, 1994 through June 30, 1995 and the Base Year for Operating Costs under Article 38B shall be the year ending December 31, 1995.

     During the periods set forth in Paragraph 4A and 4B hereof all other provisions of Article 38A and 38B of the Lease shall be applicable.

     5. Electricity. Effective as of June 1 through September 30, 1996, Article 40 of the Lease is modified to provide that the fixed annual rent specified in the Granting Clause shall include Thirty-Eight Thousand Three Hundred Fifty-One Dollars and 25/100 ($38,351.25) for the value of electricity to be furnished to the Demised Premises; and effective October 1, 1996 through the Expiration Date the fixed annual rent specified in the Granting Clause shall include Thirty-Eight Thousand Nine Hundred Sixty-Nine Dollars and 25/100 ($38,969.25) for the value of electricity provided to the Demised Premises.

     6. The Exhibit A-3 Premises.

          Tenant shall have the right to use the Exhibit A-3 Premises for its own storage purposes only. In the event Tenant shall elect to use the Exhibit A-3 Premises for office use (or for a use other than for storage) Tenant must do the following:

          A. Tenant shall notify Landlord of its desire to change the use of the

Exhibit A-3 Premises ("Tenant's Notice");

          B. Tenant shall retain the services of OCC as its general contractor at tenant's sole cost and expense to do the installations, and work to be performed in the Exhibit A-3 premises (the "Tenant's A-3 Premise Work"). Provided that Tenant notifies Landlord of its desire to change the use of the Exhibit A-3 Premises, Landlord agrees to contribute towards the


                                       -4-
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cost of Tenant's work an amount equal to 11% of Fifty-Six Thousand Seven Hundred
Dollars and 00/100 ($56,700.00) for each full year of the term that remains after the date of Tenant's Notice ("Landlord's Exhibit 3-A Construction Allowance"). Payment will be made against invoices for work performed within twenty (20) days after receipt by Landlord of such invoices. Tenant shall submit to Landlord for Landlord's approval plans reflecting Tenant's work to be performed in the Exhibit A-3 Premises ("Tenant's A-3 Plans"). Tenant shall pay any cost for Tenant's work in excess of Landlord's Exhibit A-3 Construction Allowance. OCC shall perform Tenant's work based on commercially competitive charges and in accordance with Tenant's plans and shall obtain competitive bids from subcontractors. The provisions of Paragraph 2B and 2C shall apply with regard to the completion of Tenant's work in the Exhibit A-3 Premises, where applicable. Any portion of Landlord's Exhibit A-3 Construction Allowance not utilized by Tenant in connection with work to be performed in the Exhibit A-3 Premises shall be credited by Landlord against fixed rent due under the Lease.

          C. The Substantial Completion Date for Tenant's work in the Exhibit A-3 Premises shall be five (5) days after Tenant has received notice that OCC shall have substantially completed Tenant's work in the Exhibit A-3 Premises in accordance with Tenant's plans. Upon the Substantial Completion Date for the Exhibit A-3 Premises, (i) the fixed rent provided for in the Granting Clause of the Lease shall be increased by the amount off Twenty Thousand Two Hundred Fifty Dollars and 00/100 ($20,250.00) per year, including Four Thousand Fifty Dollars and 00/100 ($4,050.00) for the value of electricity to be provided to the Exhibit A-3 Premises through February 2, 2000 and Twenty-Two Thousand Nine Hundred Fifty Dollars and 00/100 ($22,950.00) per year including the value of electricity of Four Thousand Fifty Dollars and 00/100 ($4,050.00) from February 3, 2000 through the Expiration Date; and, (ii) the percentage multiplier of 4.097% shall be increased by .394% to 4.491%.


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          D. Pursuant to Paragraph 3 hereof, Tenant is paying to Landlord
Sixteen Thousand Two Hundred Dollars and 00/100 ($16,200.00) as fixed rent for the Exhibit A-3 Premises. In the event Landlord receives Tenant's Notice within one (1) year from the Substantial Completion Date for the Exhibit A-2 Premises, Landlord shall increase the amount of Landlord's Exhibit 3-A Construction Allowance by fifty (50%) percent of that portion of the Sixteen Thousand Two Hundred Dollars and 00/100 ($16,200.00) paid by Tenant to Landlord as fixed rent through the date of receipt of Tenant's Notice.


     7.  Delivery and Execution.

          Submission by Landlord of this Third Lease Modification Agreement for execution by Tenant shall confer no rights or impose any obligations on either party unless and until both Landlord and Tenant shall have executed this Lease and duplicate originals thereof shall have been delivered to the respective parties.

     8.  Miscellaneous.

          The covenants, conditions, and agreements contained in this Lease Modification shall bind and inure to the benefit of Landlord and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in the Lease, their assigns.

          It is expressly understood that in all other respects, the terms and conditions of the Lease shall remain in full force and effect.

     9.  Brokers.

          Tenant covenants, represents and warrants that Tenant had no dealings or negotiations with any broker, or agent in connection with the consummation of this Lease, and Tenant covenants and agrees to pay, hold harmless and indemnify Landlord from and against any and all costs, expenses (including reasonable attorney's fees) or liability for any


                                       -6-
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compensation, commissions or charges claimed by any broker or agent with respect to this Lease or the negotiation thereof caused by Tenant's acts. Landlord covenants represents and warrants that Landlord had no dealings or negotiations with any broker, or agent in connection with the consummation of this Lease, and Landlord covenants and agrees to pay, hold harmless and indemnify Tenant from and against any and all costs, expenses (including reasonable attorneys' fees) or liability for any compensation, commissions or charges claimed by any broker or agent with respect to this Lease or the negotiation thereof caused by Landlord's acts.

     IN WITNESS WHEREOF, the parties hereto have respectfully signed and sealed this Third Lease Modification Agreement as of the day and year first above written.

                                        CLEMONS PROPERTIES PARTNERS, as Agent



                                        By: /s/      Signature
                                            ------------------------------
                                                   General Partner



                                        VIDEO BROADCASTING CORPORATION



                                        By: /s/ J. Graeme McWhirter
                                            ------------------------------
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                                   Diagram of
                                708 THIRD AVENUE
                                 9TH FLOOR PLAN
            EXHIBIT "A" - ALL FIGURES AND DIMENSIONS ARE APPROXIMATE.


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                                   Diagram of
                                708 THIRD AVENUE
                                 9TH FLOOR PLAN
           EXHIBIT "A-1" - ALL FIGURES AND DIMENSIONS ARE APPROXIMATE.

                                   Diagram of
                                708 THIRD AVENUE
                                 9TH FLOOR PLAN
           EXHIBIT "A-2" - ALL FIGURES AND DIMENSIONS ARE APPROXIMATE.

                                   Diagram of
                                708 THIRD AVENUE
                                 9TH FLOOR PLAN
            EXHIBIT "A-3" - ALL FIGURES AND DIMENSIONS ARE APPROXIMATE.